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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            EAGLE FOOD CENTERS, INC.
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                            EAGLE FOOD CENTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                                              36-3548019
(STATE OR OTHER JURISDICTION OF                                    (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                     RT. 67 & KNOXVILLE RD., MILAN, IL 61264
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


  IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
     SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), PLEASE CHECK THE FOLLOWING BOX. [ ](1)

  IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
     SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL
                 INSTRUCTION A.(d), CHECK THE FOLLOWING. [X](1)


    SECURITIES ACT REGISTRATION STATEMENT NUMBER TO WHICH THIS FORM RELATES:

                                    333-47166
                                 (IF APPLICABLE)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                       11% SENIOR NOTES DUE APRIL 15, 2005
                         ------------------------------
                                (TITLE OF CLASS)



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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A description of the 11% Senior Notes due April 15, 2005 to be registered hereunder is contained in the section entitled "Description of the Notes," commencing at page 21 of the Prospectus included in the Registrant's Form S-3 Registration Statement, No. 333-47166 (the "Registration Statement"), first filed with the Securities and Exchange Commission (the "Commission") on October 2, 2000 and is incorporated herein by reference.

ITEM 2. EXHIBITS.


2.1 First Amended Organization Plan of Eagle Food Centers, Inc. filed under Chapter 11 of the Bankruptcy Code, dated May 13, 1999, as amended (incorporated by reference to Exhibit 2.1 to Eagle's Form 8-K filed on July 24, 2000 and Exhibit 2.1 to Eagle's Form 8-K filed on August 16,
         2000).

2.2 Disclosure Statement with Respect to First Amended Reorganization Plan of Eagle Food Centers, Inc. (incorporated by reference to Exhibit 99.1 to Eagle's Form 8-K filed on July 24, 2000)

3.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Eagle's Form 8-K filed on July 24, 2000).

3.2 Restated Bylaws (incorporated by reference to Exhibit 3.2 to Eagle's Form 8-K filed on July 24, 2000).

4.1 Indenture between Eagle and U.S. Bank Trust National Association, as Trustee, governing the 11% Senior Notes (incorporated by reference to Exhibit 4.1 to Eagle's Form 8-K filed on August 17, 2000).

4.2 Form of 11% Senior Notes (included in section 202 of Exhibit 4.1 above).

10.1 Senior Secured Credit Facility with Congress Financial Corporation (incorporated by reference to Exhibit 10.2 to Eagle's Form 8-K filed on August 17, 2000).


                                    SIGNATURE

                                          EAGLE FOOD CENTERS, INC.
                                          (Registrant)


                                          By:  /s/ S. Patric Plumley
                                             -------------------------------
                                          S. Patric Plumley
                                          Senior Vice President-